COBALT BOATS, LLC FINANCIAL STATEMENTS YEARS ENDED SEPTEMBER 30, 2016 AND 2015 WITH INDEPENDENT AUDITOR’S REPORT

COBALT BOATS, LLC FINANCIAL STATEMENTS YEARS ENDED SEPTEMBER 30, 2016 AND 2015 WITH INDEPENDENT AUDITOR’S REPORT

COBALT BOATS, LLC FINANCIAL STATEMENTS Years Ended September 30, 2016 and 2015 TABLE OF CONTENTS Page Independent Auditor’s Report .............................................................................................. 1 Financial Statements: Balance Sheets ............................................................................................................... 2 Statements of Income ..................................................................................................... 3 Statements of Members’ Deficit ...................................................................................... 4 Statements of Cash Flows .............................................................................................. 5 Notes to Financial Statements ............................................................................................. 6 - 15 This is a copy of the Company’s annual financial statements reproduced from an electronic file. An original copy of this document is available at the Company’s office.

INDEPENDENT AUDITOR’S REPORT Board of Directors Cobalt Boats, LLC Report on the Financial Statements We have audited the accompanying financial statements of Cobalt Boats, LLC, which comprise the balance sheets as of September 30, 2016 and 2015, and the related statements of income, members’ deficit and cash flows for the years then ended and the related notes to the financial statements. Management’s Responsibility for the Financial Statements Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error. Auditor’s Responsibility Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion. Opinion In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cobalt Boats, LLC as of September 30, 2016 and 2015, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America. Allen, Gibbs & Houlik, L.C. December 5, 2016

COBALT BOATS, LLC BALANCE SHEETS September 30, 2016 and 2015 ASSETS 2016 2015 CURRENT ASSETS Cash and cash equivalents $ 1,969,513 $ 2,856,226 Accounts receivable, less allowance for doubtful accounts of $76,061 and $76,217 5,841,421 7,788,542 Inventories 8,514,345 9,389,444 Prepaid expenses 415,488 615,226 Total current assets 16,740,767 20,649,438 PROPERTY, PLANT AND EQUIPMENT Land 232,863 224,437 Building and improvements 16,429,665 16,421,179 Machinery and equipment 10,771,465 10,448,977 Tooling 13,130,842 12,731,116 Construction-in-progress 441,610 161,324 41,006,445 39,987,033 Accumulated depreciation (30,259,755) (27,557,974) Total property, plant and equipment 10,746,690 12,429,059 OTHER ASSETS Related party notes and interest receivable 2,736,758 2,327,165 Other assets 189,472 235,867 Total other assets 2,926,230 2,563,032 Total assets $ 30,413,687 $ 35,641,529

The accompanying notes are an integral part of these financial statements. 2 LIABILITIES AND MEMBERS’ DEFICIT 2016 2015 CURRENT LIABILITIES Current maturities of long-term debt $ 3,012,657 $ 3,017,986 Current maturities of capital lease obligations 84,171 337,739 Current portion of redemption payable 1,458,973 1,458,973 Accounts payable 4,723,611 7,122,355 Accrued expenses 8,866,104 8,931,726 Total current liabilities 18,145,516 20,868,779 Redemption payable to current and former members, less current portion 1,458,973 1,458,973 Accrued expenses, long-term 4,324,000 4,362,000 Long term debt, less current maturities 16,500,000 23,762,640 Interest rate swap 200,000 246,152 Capital lease obligations, less current maturities -- 83,758 Total liabilities 40,628,489 50,782,302 MEMBERS' DEFICIT Series A, preferred - 44,690 units issued 31,497,157 31,497,157 Accumulated distributions to preferred units (15,074,450) (14,976,654) Treasury units - Series A, preferred - 43,718 units, at cost (54,655,202) (53,196,228) Common - 62,081 units issued 13,079,940 13,079,940 Accumulated distributions to common units (45,685,390) (40,561,623) Retained earnings 60,623,143 49,016,635 Members' deficit (10,214,802) (15,140,773) Total liabilities and members' deficit $ 30,413,687 $ 35,641,529

COBALT BOATS, LLC STATEMENTS OF INCOME Years Ended September 30, 2016 and 2015 The accompanying notes are an integral part of these financial statements. 3   2016 2015 Gross sales $ 146,914,500 $ 154,669,732 Less sales discounts 9,787,060 10,684,431 Net sales 137,127,440 143,985,301 Cost of goods sold 108,579,553 114,691,568 Gross profit 28,547,887 29,293,733 Operating expenses: Selling, general and administrative expenses 12,822,211 13,566,576 Research and development 1,722,564 1,916,455 Total operating expenses 14,544,775 15,483,031 Operating income 14,003,112 13,810,702 Interest expense (590,176) (919,742) Other expense, net (1,806,428) (841,551) Net income $ 11,606,508 $ 12,049,409

COBALT BOATS, LLC STATEMENTS OF MEMBERS’ DEFICIT Years Ended September 30, 2016 and 2015 The accompanying notes are an integral part of these financial statements. 4 Preferred units Accumulated distributions to preferred units Treasury units Common units Accumulated distributions to common units Retained earnings Total members' deficit Balance, September 30, 2014 $ 31,497,157 $ (14,481,403) $ (51,725,866) $ 13,079,940 $ (34,980,198) $ 36,967,226 $ (19,643,144) Distributions to preferred (495,251) (5,581,425) (6,076,676) and common units Purchase of treasury units (1,470,362) (1,470,362) Net income 12,049,409 12,049,409 Balance, September 30, 2015 31,497,157 (14,976,654) (53,196,228) 13,079,940 (40,561,623) 49,016,635 (15,140,773) Distributions to preferred (97,796) (5,123,767) (5,221,563) and common units Purchase of treasury units (1,458,974) (1,458,974) Net income 11,606,508 11,606,508 Balance, September 30, 2016 $ 31,497,157 $ (15,074,450) $ (54,655,202) $ 13,079,940 $ (45,685,390) $ 60,623,143 $ (10,214,802)

COBALT BOATS, LLC STATEMENTS OF CASH FLOWS Years Ended September 30, 2016 and 2015 The accompanying notes are an integral part of these financial statements. 5 2016 2015 Cash flows from operating activities: Net income $ 11,606,508 $ 12,049,409 Adjustments to reconcile net income to net cash flows from operating activities: Depreciation and amortization 2,702,583 2,645,557 Loss on sale of property, plant and equipment -- (21,127) Impairment on property, plant and equipment 370,000 -- Changes in assets and liabilities: Accounts receivable 1,947,121 (1,288,315) Inventories 875,099 (1,388,675) Prepaid expenses 199,738 10,369 Other assets 46,395 28,469 Accounts payable (2,398,744) 924,223 Accrued expenses (103,622) 740,608 Redemption payable to current and former members -- 1,458,973 Net cash flows from operating activities 15,245,078 15,159,491 Cash flows from investing activities: Purchases of property, plant and equipment (1,390,214) (2,090,171) Proceeds from sale of property, plant and equipment -- 30,902 Net change in notes and interest receivable (409,593) (848,406) Net cash flows from investing activities (1,799,807) (2,907,675) Cash flows from financing activities: Payments on long term debt (7,267,969) (3,281,628) Payments on capital lease obligations (337,326) (328,916) Net change in interest rate swap (46,152) 246,152 Distributions to preferred units (97,796) (495,251) Distributions to common units (5,123,767) (5,581,425) Purchase of treasury units (1,458,974) (1,470,362) Net cash flows from financing activities (14,331,984) (10,911,430) Net change in cash and cash equivalents (886,713) 1,340,386 Cash and cash equivalents, beginning of year 2,856,226 1,515,840 Cash and cash equivalents, end of year $ 1,969,513 $ 2,856,226 Supplemental cash flow information: Interest paid $ 556,862 $ 661,735

COBALT BOATS, LLC NOTES TO THE FINANCIAL STATEMENTS 6 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES Nature of Operations - The Company’s principal line of business is the production and sale of high-end, luxury run-about boats and deck boats ranging in size from 20 to 40 feet. The principal markets for the Company’s products include both domestic and foreign dealers. The Company extends credit to various companies, primarily boat dealers, in the normal course of business. The Company’s customers are not concentrated in any geographic region, but are concentrated in the boating industry. Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect: (1) the reported amounts of assets and liabilities, (2) disclosures such as contingencies, and (3) the reported amounts of revenues and expenses included in such financial statements. Actual results could differ from those estimates. Cash and Cash Equivalents - For purposes of reporting cash flows, cash and cash equivalents include cash on hand and in banks and short-term investments with original maturities of 90 days or less. Concentration of Credit Risk - The Company maintains its cash in bank deposit accounts that, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk on cash. Accounts Receivable - Trade receivables are carried at original invoice amount less an estimate made for doubtful receivables based on a review of all outstanding amounts on a periodic basis. Management determines the allowance for all doubtful accounts by identifying troubled accounts and by using historical experience applied to an aging of all accounts. Receivables are written off when deemed uncollectible. Recoveries of receivables previously written off are recorded when received. A trade receivable is considered to be past due if any portion of the receivable balance is outstanding for more than 60 days. Currently, the Company does not charge interest on past due amounts. The Company factors receivables generated from sales to certain international dealers on a floor plan financing agreement under a master factoring agreement with Wells Fargo Commercial Distribution Financing (WFCDF). In connection with this factoring agreement, the Company has agreed to a repurchase obligation if the dealer defaults, whereby the Company is obligated to repurchase the product sold to the dealer and regain any remaining rights of the dealer receivable originally purchased by WFCDF. The factoring agreement is treated as a collateralized receivables financing arrangement. Outstanding factored receivables under this agreement as of September 30, 2016 and 2015 were included in accounts receivable in the approximate amount of $463,000 and $693,000, respectively, and the corresponding obligation has been included in accrued expenses. The Company has not experienced any losses related to activity under this agreement. Inventories - Inventories are stated at the lower of cost (last-in, first-out) or market.

COBALT BOATS, LLC NOTES TO THE FINANCIAL STATEMENTS 7 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) Property, Plant and Equipment - Property, plant and equipment are stated at cost less accumulated depreciation. Depreciation is computed over the estimated useful lives of the assets using the straight-line method. Estimated useful lives for property and equipment are as follows: Buildings and improvements 7 - 40 years Machinery and equipment 3 - 10 years Tooling 3 - 5 years The cost of maintenance and repairs is charged to income as incurred; significant renewals and betterments are capitalized. The Company considers whether or not a long-lived asset is impaired using the U.S. accounting principles on impairment or disposal of long-lived assets. Depreciation expense on property, plant and equipment for 2016 and 2015 amounted to $2,702,583 and $2,645,557, respectively. Impairment of Long-Lived Assets - The Company periodically reviews the carrying value of its long-lived assets to determine if events and circumstances exist indicating that the assets might be impaired. If facts or circumstances support the possibility of impairment, the Company prepares projections of undiscounted cash flows, without interest charges, of the asset, to determine if the amounts estimated to be generated by those assets are less than the carrying amounts of those assets. If impairment is indicated, an adjustment is made to the carrying amount based on the difference between the sum of the expected future undiscounted net cash flows and the carrying amount of the asset. Impairment in the amount of $370,000 and $0 related to tooling was record in 2016 and 2015, respectively. Future Appreciation Rights Plan - Effective on October 1, 2009, the Company adopted a future appreciation rights (FAR) plan (Plan) for eligible employees and members of the Board of Managers as selected by the Plan committee (Committee). Under the Plan, eligible participants are granted a FAR, subject to an individual agreement with the participant. The FAR may be at any grant price, determined in the reasonable discretion of the Committee. Each FAR shall vest at the rate of 20% per year of employment after the date of the grant. Upon termination of employment, the then vested value, as defined (if any) in excess of the grant price, shall be paid out over three years. As of September 30, 2016 and 2015, the Company had issued FAR’s representing 6.5% and 6.25%, respectively, of (common and preferred) equity value, at grant prices ranging from $0 to $1,630. The Company had accrued only the vested portion of the FAR under this plan as of September 30, 2016 and 2015. The accrued obligation was approximately $4,536,000 and $4,362,000 at September 30, 2016 and 2015, respectively (of which, $212,000 is considered current in 2016). Expense was approximately $174,000 and $347,000 for the years ended September 30, 2016 and 2015, respectively. The expense is included in other expense, net on the Statements of Income. Derivative Financial Instruments - The Company uses derivatives consisting of interest rate swap agreements that qualify as cash flow hedges and applies the simplified hedge accounting approach for private companies. This guidance, which allows for the election on a swap-by-swap basis, allows the Company to use a simplified approach where swaps are assumed to be effective and are recorded at their settlement value. The Company does not enter into any derivative transactions for trading or speculative purposes and mitigates credit risk on derivative instruments by dealing only with a financially sound counterparty. Accordingly, the Company does not anticipate loss from nonperformance.

COBALT BOATS, LLC NOTES TO THE FINANCIAL STATEMENTS 8 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) Estimated Warranty - The Company offers a comprehensive warranty program with the following terms: (i) one year period for fuel tank, halon and windshield; (ii) two to three year period for gelcoat finish, upholstery, canvas and certain components; (iii) five year period for electrical, controls and accessories and other components; and (iv) ten year period for the hull and deck structure. Warranties related to the powertrain are provided by the original equipment manufacturer (up to a five-year period) or through a purchased extended warranty program for up to a total of five years. This warranty program covers other equipment extending the warranty period up to five years. The Company records the expense associated with the purchased extended powertrain warranty when the Company sells the boat to the dealer. At the time that sales are recognized, the Company records an estimated warranty obligation based upon the historical relationship of warranty costs to sales and any specific warranty issues that may be identified. The Company periodically assesses the adequacy of the estimated warranty obligation and adjusts the liability as necessary. The estimated warranty obligation is subject to revision in the future and could result in changes in expense recognition. Income Taxes - The Company is a limited liability company that is taxed as a partnership. Therefore, the Members report their proportionate share of the corporate taxable income or loss on their individual federal and state income tax returns. The Company makes and records quarterly distributions as paid to its Members at a combined rate for federal, state and local income taxes as defined by the Company’s operating agreement, payable from net profits. During fiscal 2016 and 2015, the Company paid $5,221,563 and $6,076,676, respectively, in distributions specifically for taxes related to the allocated share of taxable income to the preferred and common units. The Company recognizes the financial statement effects of a tax position only when it believes it can more likely than not sustain the position upon an examination by the relevant tax authority. Redeemable Preferred Units - The Company has issued preferred member units with preference rights that include an 8% priority return (subject to certain limitations). In the event of a sale of the Company, or similar liquidity event, the Company is obligated to make distributions first to preferred unit holders to return their capital contributions and then to pay their priority return, prior to returning the capital of common unit holders and making distributions in proportion to the respective number of units held by the Members. At the option of the preferred equity unit holders, at any time after March 31, 2015, the preferred equity is subject to mandatory redemption at a distributable amount as defined in the operating agreement. In general, this reflects a return of capital to the preferred unit holders, plus the payment of a priority return of 8% compounded annually, encompassing prior distributions, but exclusive of tax distributions. The redemption distributable amount at September 30, 2016 and 2015 was approximately $1,287,000 and $1,192,000, respectively. A majority of these units were redeemed in 2014. See Note 2 for additional disclosure.

COBALT BOATS, LLC NOTES TO THE FINANCIAL STATEMENTS 9 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) Revenue Recognition - The Company recognizes revenue in accordance with the terms of the sale. Accordingly, revenue is recognized when the manufacturing process has been completed and risk of loss in the inventory has transferred to the dealer. Under the Company's dealer agreements, ownership of the inventory being sold, and risk of loss, passes to the dealer upon delivery by the Company to the carrier; in the event the dealer is unable to accept shipment when scheduled by the Company, usually due to dealer storage limitations, the Company nevertheless invoices the dealer, and upon the issuance of the invoice, ownership of the inventory passes to the dealer, regardless of the location of the inventory. Often, the Company sells its products to a dealer that has arranged financing through a pre- arranged floor plan lender (see Note 9). Accordingly, once approval is obtained from the financing company, the dealer is invoiced, and the Company collects the receivable, whether shipment has occurred or been delayed by the dealer (as of September 30, 2016 and 2015, shipment had been delayed on 24 and 12 units representing sales values of approximately $1,982,000 and $1,136,000, respectively). The Company records freight revenue for delivered units as an offset to freight delivery expense with the net amount recorded in selling, general, and administrative expenses in the Statements of Income. The Company has a "winter stocking" program to encourage dealers to purchase boats during the winter season by providing dealers with sales discounts, which subsidize the financing costs to the dealer to carry the inventory during the off season. Often, these discounts are paid by the Company after the sale has occurred, during the inventory carrying period. The Company estimates the sales discounts to be paid during the winter season, and accrues such discounts in the period the sale occurs. At September 30, 2016 and 2015, the Company had accrued approximately $543,000 and $662,000, respectively, for this sales discount. The Company also has other rebate programs available to dealers, which were discontinued in fiscal 2016:  Exclusivity Rebate Program - Certain dealers within the Company’s network qualify for an additional rebate if they only sell the Company’s products in the markets they serve. These rebates are paid to dealers that remain qualified through the end of the respective model years. At September 30, 2016 and 2015, unpaid rebates in this program totaled approximately $50,000 and $194,000, respectively.  Customer Satisfaction Program - Dealers, who attain certain levels of customer satisfaction ratings, measured quarterly, can earn up to a 2% rebate on purchases made in the preceding quarter. The Company had accrued $50,000 and $608,136 as of September 30, 2016 and 2015, respectively, for rebates due to dealers under this program. Research and Development - Expenditures for research and development are expensed as incurred. Advertising - The Company charges the costs of advertising to expense as incurred. Advertising expense for the years ended September 30, 2016 and 2015 was approximately $515,000 and $510,000, respectively. Fair Value of Financial Instruments - The carrying amount of financial instruments, including cash, receivables, payables and short-term borrowings, approximates fair value due to the short maturity of these instruments. The carrying amount of long term debt approximates fair value as the interest rates fluctuate with market interest rates. The fair value of interest rate swap agreements approximates settlement value.

COBALT BOATS, LLC NOTES TO THE FINANCIAL STATEMENTS 10 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) Reclassification - Certain amounts in the prior year financial statements have been reclassified to conform with the current year presentation. Accounting Policies not yet Adopted - The FASB issued a new accounting standard, Revenue from Contracts with Customers, which supersedes nearly all existing revenue recognition guidance under U.S. accounting principles. The core principle of the new standard is to recognize revenues when promised goods or services are transferred to customers in an amount that reflects the consideration to which an entity expects to be entitled for those goods or services. The new accounting standard defines a five-step process to achieve this core principle and, in doing so, more judgment and estimates may be required within the revenue recognition process than are required under existing U.S. accounting principles. The standard is first effective for the Company with its 2019 year. The FASB issued a new accounting standard, Inventory - Simplifying the Measurement of Inventory, which will require the Company to report inventory at lower of cost or net realizable value. The Standard is first effective for the Company with its 2017 year. The FASB recently issued a new accounting standard, Leases. This new standard will include substantial changes for accounting by lessees; existing operating leases and all new leases, unless immaterial, will require balance sheet recognition. The standard is first effective for the Company with its 2020 year, with early adoption permitted. The Company is currently evaluating the impact of the pending adoption of these new standards. Subsequent Events - Subsequent events have been evaluated through the date of December 5, 2016, which is the date that these financial statements were available to be issued. 2. PURCHASE OF TREASURY UNITS On September 9, 2014, the Company purchased 43,718 shares of Series A, preferred units from three shareholders. The total cost of the treasury units purchased and recorded at September 30, 2014 was $50,266,893 which included costs totaling $336,270 for legal expenses related to the execution of the transaction. In addition, the Company is obligated to make additional contingent payments in fiscal years 2015 through 2017 to the current and former shareholders of up to $4,376,920 upon the occurrence of events as defined in the respective purchase agreements. Contingent payments in the amounts of $4,376,920 and $2,917,946, per the purchase agreement, have been paid or accrued and recorded in treasury stock at September 30, 2016 and 2015, respectively, as applicable requirements for the accrual have been met or, in the belief of management, will be met. At September 30, 2016 and 2015, $1,458,973 represents payments currently payable and the balance is considered long term.

COBALT BOATS, LLC NOTES TO THE FINANCIAL STATEMENTS 11 3. INVENTORIES Inventories at current cost at September 30, 2016 and 2015 consist of the following: 2016 2015 Raw materials and manufactured parts $ 6,046,649 $ 7,024,654 Work-in-process, net 3,646,149 3,330,961 Finished goods 1,179,143 1,466,975 10,871,941 11,822,590 Less allowance to adjust the carrying value of inventories to last-in, first-out (LIFO) basis (2,357,596) (2,433,146) LIFO inventories $ 8,514,345 $ 9,389,444 If inventory had been stated at current costs, net income would have decreased $75,550 and increased $23,457 for the years ended September 30, 2016, and 2015, respectively. The Company has also established a reserve for obsolescence against parts in inventory for discontinued boat models. While these parts are no longer used on current boat models, they may be used as spare parts. The amount of the reserve is based on parts with no activity for one year. The reserve was approximately $1,326,000 and $1,168,000 at September 30, 2016 and 2015, respectively, and is included in raw materials and manufactured parts. 4. RELATED PARTY NOTES RECEIVABLE As of September 30, 2016 and 2015, the Company had unsecured demand notes and interest receivable from officers and employees of $2,736,758 and $2,327,165, respectively. The notes were evidenced by demand notes and bear interest at rates up to 3.00%. The Company does not expect that a demand for payment will be made on these notes during the next fiscal year, and therefore, these notes have been classified as long-term. Activity on the officers’ and employees’ notes during fiscal 2016 and 2015 was as follows: 2016 2015 Beginning balance $ 2,327,165 $ 1,478,759 Advances including interest 902,235 897,410 Payments (492,642) (49,004) Ending balance $ 2,736,758 $ 2,327,165

COBALT BOATS, LLC NOTES TO THE FINANCIAL STATEMENTS 12 5. ESTIMATED WARRANTY OBLIGATION Estimated warranty obligations as of September 30, consist of the following: 2016 2015 Balance, beginning of year $ 4,855,000 $ 4,447,000 Estimated provision for warranty expense 2,038,000 2,160,000 Warranty payments (1,872,000) (1,752,000) Balance, end of year $ 5,021,000 $ 4,855,000 Estimated warranty obligations are included in accrued expenses in the accompanying balance sheets, while warranty expense is included in selling, general and administrative expenses in the accompanying statements of income. 6. NOTES PAYABLE UNDER REVOLVING LINE OF CREDIT Effective in 2014, the Company has a $10,000,000 line of credit with JPMorgan Chase Bank, N.A. The line of credit matures on September 8, 2019, and interest is charged at an adjusted LIBOR rate defined in the credit agreement as the quotient of LIBOR divided by one minus the reserve requirement, applicable to the current interest period. This rate is then added to a marginal rate ranging from 1.15% to 1.95% (effective rate at September 30, 2016 was 1.92%). Borrowings under the line of credit agreement are limited to 80% of eligible accounts receivable, 65% of eligible engine inventory, and 50% of all other inventory less applicable reserves. Substantially all accounts receivable, inventory, and general intangibles are pledged as collateral under the line of credit agreement. The line of credit agreement contains restrictions on additional borrowings, payment of dividends, and capital expenditures, and requires maintenance of certain customary financial covenants relating to working capital, tangible net worth, and debt service. The Company had no borrowings on this line of credit at September 30, 2016 and 2015, with available borrowing of approximately $7.9 million at September 30, 2016. 7. LONG TERM DEBT OBLIGATIONS Long-term debt at September 30, 2016 and 2015 consists of the following: 2016 2015 Note payable to a bank; due in monthly principal payments of $250,000 plus interest at an adjusted LIBOR rate as outlined in the security agreement (effective rate was 1.92% at September 30, 2016) through maturity in September, 2019. The loan is collateralized by accounts receivable and inventory. $ 19,500,000 $ 26,750,000 Notes payable on machinery; due in monthly payments of $1,564 including interest at 3.50% through maturity in April of 2017. The notes are collateralized by machinery. 12,657 30,626 19,512,657 26,780,626 Less current maturities 3,012,657 3,017,986 $ 16,500,000 $ 23,762,640

COBALT BOATS, LLC NOTES TO THE FINANCIAL STATEMENTS 13 7. LONG TERM DEBT OBLIGATIONS (CONTINUED) Annual maturities of long-term debt at September 30, 2016, are as follows: Year ending September 30, 2017 $ 3,012,657 2018 3,000,000 2019 13,500,000 2020 -- $ 19,512,657 8. CAPITAL LEASE OBLIGATIONS The Company leases certain facilities and equipment through capitalized lease obligations underlying taxable and non-taxable Industrial Revenue Bonds issued by the City of Neodesha, Kansas. The facilities and equipment are being leased at an amount sufficient to pay principal and interest on the bonds and an option exists to purchase the facility and equipment at the end of the lease. The Company issued IRB’s for property tax abatements and purchased the IRB’s. Such bonds are offset, resulting in no effect on the Company’s financial statements. During 2007, the Company issued industrial revenue bonds (IRBs) for $2.7 million to fund the Company’s expansion. These bonds were purchased by a bank and are payable in monthly principal and interest installments of $28,746 with an interest rate of LIBOR plus 2.5% through maturity in December 2016. The effective interest rate on these bonds was 2.70% at September 30, 2016. The bonds are collateralized by leased assets noted below. Remaining principal on these bonds at September 30, 2016 and 2015 was $84,171 and $421,497, respectively. Future minimum lease payments under the above IRB capital lease as of September 30, 2016 are as follows: Year Ending September 30, Capital Lease Payments 2017 $ 84,592 Less amount representing interest 421 Present value of future minimum lease payments $ 84,171

COBALT BOATS, LLC NOTES TO THE FINANCIAL STATEMENTS 14 8. CAPITAL LEASE OBLIGATIONS (CONTINUED) The following is an analysis of the cost of leased property under the above IRB capital leases: September 30, 2016 2015 Land $ 207,886 $ 207,886 Building and improvements 7,204,405 7,204,405 Machinery and equipment 709,887 709,887 Tooling 1,291,814 1,291,814 9,413,992 9,413,992 Less accumulated amortization (7,426,402) (7,095,725) $ 1,987,590 $ 2,318,267 As of September 30, 2015, the Company had approximately $3,200,000 of equipment, building improvement costs and restricted revenue bond funds where the related industrial revenue bonds have been purchased by the Company. As of September 30, 2016, the Company had paid all industrial revenue bonds in full. All property under capital leases is titled to the City, for property tax purposes, for the term of the leases. 9. COMMITMENTS AND CONTINGENCIES In addition to the accounts receivable master factoring agreement, as discussed in Note 1, the Company is contingently liable to banks and other financial institutions for collateral repurchase agreements, which provide pre-arranged floor plan financing to most of the Company’s independent dealers in connection with their purchase of the Company’s products, under the Company’s floor plan arrangements. These agreements provide for the Company to repurchase its products from the financial institution in the event that they have repossessed them upon a dealer’s default. In the event the Company is required to repurchase the products, any loss would be reduced by the ultimate resale value. As of September 30, 2016 and 2015, the Company has not recorded a liability and the maximum potential liability for repurchased boats under the floor plan was approximately $11,576,000 and $11,586,000 respectively. For the years ended September 30, 2016 and 2015, the Company has not experienced any losses on repurchased boats under these agreements. The Company considers these agreements when estimating its allowance for doubtful accounts. The Company is a defendant in lawsuits arising from the normal course of business. In management’s opinion, liabilities arising from such claims, if any, would not have a material adverse effect on the financial statements of the Company.

COBALT BOATS, LLC NOTES TO THE FINANCIAL STATEMENTS 15 10. EMPLOYEE BENEFIT PLAN The Company sponsors a defined contribution 401(k) plan that covers substantially all full-time eligible employees. Under this plan, the Company discretionarily matches employee contributions up to a maximum of 6% as determined annually by the Company. The expense for the years ended September 30, 2016 and 2015 was approximately $141,000 and $134,000, respectively. The Internal Revenue Service has approved the tax-exempt status of this plan. 11. INTEREST RATE SWAP On January 3, 2015, the Company entered into an interest rate swap agreement accounted for by the simplified hedge accounting method. This swap has a notional amount of $15,000,000, an effective date of January 2015 with a fixed interest rate of 1.47% plus a term loan spread of 1.40% (effective rate at September 30, 2016 is 2.87%) and a maturity date of August 2019. As of September 30, 2016 and 2015, the settlement value was estimated to be $200,000 and $245,152, respectively, and the Company recorded a corresponding liability with an offset to interest expense.